UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549



FORM 8-K


CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported):
February 14, 2002





     Delaware             0-2000            95-2368719
     --------              ------           ----------
 (State or other      (Commission File    (IRS employer
 jurisdiction of          Number)       identification no.)
  incorporation)


2 Corporate Plaza, Suite 125, Newport Beach, CA 92660
-----------------------------------------------------
(Address of principal executive offices & Zip Code)


(949) 719-1234
--------------
Registrant's telephone number, including area code

N/A
---
(Former name or former address,
if changed since last report)



Item 1.  Changes in Control of Registrant.

On February 14, 2002, Grant S. Kesler, Anthony C. Dabbene and Bruce H. Haglund resigned as members of the Board of Directors of Metalclad Corporation ("Metalclad"). The remaining three members of the Board of Directors appointed Wayne W. Mills, Gary W. Copperud, Kenneth W. Brimmer and Joseph M. Senser as members of Metalclad's Board of Directors, to replace the three resigning directors, and to fill an existing vacancy on Metalclad's Board of Directors.

Wayne W. Mills, age 47, is the owner of Blake Capital Partners, LLC, which he formed in September, 1999, primarily to provide consulting services in the areas of capital formation, and mergers and acquisitions. From May, 1991 until September, 1999, Mr. Mills was a stockbroker with R.J. Steichen & Co., in Minneapolis, Minnesota. Mr. Mills and his spouse are the beneficial owners of 1,422,900 shares of Metalclad's common stock, which they acquired in the open market with their own funds over the period January, 2001 through January, 2002.

Kenneth W. Brimmer, age 46, was the chief executive officer and chief financial officer of Active IQ Technologies, Inc., from March, 2000 until December, 2001, and continues to be a member of that company's board of directors.  Active IQ Technologies, Inc., which is headquartered in Minnetonka, Minnesota, is engaged in providing accounting and financial management software and services, as well as other software and
e-business solutions, to small and medium sized companies, and is listed on the NASDAQ System under the symbol AIQT.  Until April, 2000,
Mr. Brimmer was an executive officer of Rainforest Cafe, Inc., which had offices in Hopkins, Minnesota, serving as its treasurer from 1995, and its president from April, 1997. Rainforest Cafe, Inc. was the owner and operator of the "Rainforest Cafe" restaurants located throughout the United States and in several foreign countries. From 1990 until 1997
Mr. Brimmer was also engaged in an executive position with Grand
Casino, Inc., in Minneapolis, Minnesota, which primarily owned or managed gaming casinos in Minnesota, Mississippi and Louisiana.
Mr. Brimmer is also a member of the boards of directors of Hypertension Diagnostics, Inc. (NASDAQ symbol HDII) and Sterion Incorporated
(NASDAQ symbol STEN).   Mr. Brimmer is a certified public accountant.
Mr. Brimmer beneficially owns 70,500 shares of Metalclad which he acquired in the open market with his own funds from October, 2001 through December, 2001.

Joseph M. Senser, age 45, is the owner of Joe Senser's Sports
Grill, Inc. which owns and operates three restaurants in the Minneapolis, Minnesota metropolitan area. Mr. Senser opened his first restaurant in 1987. From 1995 until August, 2000, Mr. Senser also acted as director of community relations for Grand Casino Mille Lacs and Grand Casino Hinckley, which are native American owned and operated gaming
casinos in north-central Minnesota.   Since August, 2000, Mr. Senser
has acted as a manager of two related non-profit organizations; the Milton Hershey School and the Hershey Trust. The Milton Hershey
School, with funding from the Hershey Trust, provides K through 12 education and living facilities, in Hershey, Pennsylvania, for financially disadvantaged children. Mr. Senser does not own any common stock of Metalclad.

Gary W. Copperud, age 43, has been the president and general manager of CMM Properties, LLC, in Fort Collins, Colorado, since 1983. CMM Properties, LLC is primarily engaged in making investments in real estate and equity securities, and the management of those investments. Mr. Copperud beneficially owns 108,730 shares of Metalclad common stock which he acquired in the open market with his own funds; 40,000 shares of which he has owned for more than two years, and 68,730 shares of which he acquired in the open market with his own funds over the period January, 2001 through January, 2002.

Immediately following the appointment of the four new members of the Board of Directors, Wayne W. Mills was elected as chief executive officer of Metalclad to replace Grant S. Kesler who resigned that position, and Brian Niebur was named as treasurer of Metalclad to replace
Anthony C. Dabbene, who resigned that position.

Brian Niebur, age 38, will be employed part time by Metalclad.
Mr. Niebur is a certified public accountant, and since July, 2000, has acted as a vice president and controller for Wyncrest Capital, Inc. in Minneapolis, Minnesota, a privately held venture capital firm. Mr. Niebur's primary duties for Wyncrest Capital, Inc. are to act as chief financial officer for Marix Technologies, Inc., a development stage software company in which Wyncrest Capital, Inc. has made an equity investment. From
August, 1997 until July, 2000, Mr. Niebur was the controller for Vital
Images, Inc., a developer and marketer of medical visualization and analysis software, in Plymouth, Minnesota. Mr. Niebur was the vice president and controller of IVI Publishing, Inc. in Eden Prairie, Minnesota, from September, 1996 until August, 1997, having previously acted as controller from September, 1993 until September 1996. IVI Publishing,
Inc. was an electronic publisher of health and medical information.

The change in the Board of Directors and executive officers of Metalclad came after negotiation between Wayne W. Mills, the two former executive officers of Metalclad, Grant S. Kesler and Anthony C. Dabbene, and Metalclad's secretary and general counsel, Bruce H. Haglund, and Metalclad's Board of Directors. Mr. Mills had previously expressed his intention to attempt to change the make-up of Metalclad's Board of Directors and management through such negotiation or through a solicitation of Metalclad's shareholders. Item 5 discusses agreements that were entered into as a result of such negotiations, primarily between Metalclad and Messrs. Kesler and Dabbene.

Item 2.  Acquisition or Disposition of Assets.

         Not applicable.

Item 3.  Bankruptcy or Receivership.

         Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant.

         Not Applicable

Item 5.  Other Events and Regulation FD Disclosure.

     (a)  Employment Agreements.

On January 1, 2002, Grant S Kesler and Anthony C. Dabbene entered into Amended and Restated Employment Agreements (the "Amended Agreements") with Metalclad, as approved by its then Compensation Committee and Board of Directors, which amended previously executed employment agreements dated January 1, l998. The Amended
Agreements raised the salaries of Messrs. Kesler and Dabbene from $250,000 to $300,000, and from $180,000 to $216,000, respectively.
The prior employment agreements permitted Messrs. Kesler and Dabbene to resign if there was a 65% exchange in the composition of the Board of Directors in any fiscal year, and to continue to receive their base salaries and minimum bonuses for a three year period after termination. The Amended Agreements permitted Messrs. Kesler and Dabbene to resign and receive a termination allowance if there was a change in the composition of the Board of Directors, such that the incumbent members comprised less that one half of the members of the Board of Directors in any 12 month period. In addition, the Amended Agreements provided that the termination allowance was to equal 299% of the executive officers' base pay and minimum bonus, payable in a lump sum.
176:

     (b)  Consulting Agreements

In connection with the resignation of Grant S. Kesler and Anthony
C. Dabbene as executive officers and directors of Metalclad, as discussed under Item 1, Metalclad entered into consulting agreements (the "Consulting Agreements") with both Mr. Kesler and Dabbene, which provided for termination compensation in lieu of that set forth in the Amended Agreements.

Under his Consulting Agreement, Mr. Kesler received $832,000 in cash, 140,000 shares of Metalclad's common stock, and the forgiveness of a debt due to Metalclad, in the amount of $543,000, as a result of a loan made to Mr. Kesler in October, 1994, in the original principal amount of $370,000. The term of Mr. Kesler's Consulting Agreement is two years, and the payments made to Mr. Kesler were paid to him as an employee of Metalclad in lieu of the termination compensation otherwise due him under his Amended Agreement, and are not contingent upon his performance under his Consulting Agreement.

Under his Consulting Agreement, Anthony C. Dabbene received $637,000 in cash and 86,000 shares of Metalclad's common stock. The term of Mr. Dabbene's Consulting Agreement is three months, and the payments made to Mr. Dabbene were paid to him as an employee of Metalclad, in lieu of the termination compensation otherwise due him under his Amended Agreement, and are not contingent upon his performance under his Consulting Agreement. Mr. Dabbene will also receive $5,000 per month during the term of his Consulting Agreement for his services.

     (c)  Bylaws

     On February 14, 2002, the Board of Directors of Metalclad adopted new Bylaws.

Item 6.  Resignations of Registrant's Directors.

         Not Applicable

Item 7.  Financial Statements and Exhibits.

         (a)  Financial Statements of Businesses Acquired

              Not Applicable

         (b)  Pro-Forma Financial Information

              Not Applicable

         (c)  Exhibits

              (i) Amended and Restated Employment Agreement between Grant S. Kesler and Metalclad Corporation dated January 1, 2002.

              (ii) Amended and Restated Employment Agreement between Anthony C. Dabbene and Metalclad Corporation dated January 1, 2002.

              (iii) Consulting Agreement between Grant S. Kesler and Metalclad Corporation dated February 14, 2002.

              (iv) Consulting Agreement between Anthony C. Dabbene and Metalclad Corporation dated February 14, 2002.

         (v)  Amended and Restated Bylaws adopted February 14, 2002.

Item 8.  Change in Fiscal Year.

         Not Applicable.

Item 9.  Regulation FD Disclosure.

         Not Applicable.



Dated: February 28, 2002


METALCLAD CORPORATION


 /s/Wayne W. Mills
------------------------------------------------------
Wayne W. Mills
President and Chief Executive Officer



AMENDED AND RESTATED
EMPLOYMENT AGREEMENT


     This Employment Agreement is entered into this 1st day of January, 2002 by and between METALCLAD CORPORATION, a Delaware corporation (hereinafter referred to as the "COMPANY"), and Anthony C. Dabbene (hereinafter referred to as "Executive") under the following terms and conditions:

RECITALS:

     WHEREAS, the parties entered into an Employment Agreement dated January 1, 1998 ("Original Employment Agreement");

     WHEREAS, the Company and Executive desire to amend and restate the Original Employment Agreement in order to set forth the terms and conditions under which (i) the Company shall continue to employ Executive, (ii) Executive shall continue to render services to the Company, (iii) the Company shall compensate Executive for such services; and (iv) Executive shall receive Termination Compensation upon termination or resignation of employment or after a change of control; and

     WHEREAS, in connection with the employment of Executive by the Company, the Company desires to restrict Executive's rights to compete with the business of the Company and its affiliates.

     NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements hereinafter set forth, the parties hereto agree as follows:

     1.  EMPLOYMENT.

         The Company hereby employs Executive and Executive hereby accepts employment with the Company upon the terms and conditions hereinafter set forth.

     2.  TERM.

         2.1 The term of this Agreement (the "Term") shall be for a three year period commencing on the Effective Date (as defined in Subsection 2.3 below) of this Agreement, subject, however, to extension and termination as provided herein in Sections 6 and 7 below.

         2.2 Each year, prior to the anniversary date, the Company and Executive shall meet to determine any additional compensation if any for the remaining contract term.

         2.3 The Effective Date of this Agreement shall be January 1, 2002 (the "Effective Date").

     3.  COMPENSATION.

         3.1 For all services rendered by Executive under this Agreement, the Company shall pay or cause one or more of its subsidiaries to pay Executive, during the first year of the Term hereof, a salary at the rate of T wo Hundred Sixteen Thousand Dollars ($216,000) per year ("Base Salary").
The Company shall pay such compensation to Executive semi-monthly i n accordance with its standard practice for payment of compensation to its employees.

         3.2 Executive shall be entitled to periodic cash and stock bonus incentives in accordance with the Metalclad Corporation Stock Option and Incentive Plans and the award of stock options, any other incentive bonus plans or other forms of compensation, at the discretion of the Company's Board of Directors, dependent upon Employee's performance. Executive shall be entitled to participate in the Company's 401(k) plan.

         3.3 Executive shall be entitled to a car allowance, dues for one club membership and Company-paid health insurance for him and his dependents.

         3.4 All compensation shall be subject to customary withholding tax and other employment taxes as are required with respect to compensation paid by a corporation to an employee.

         3.5. Incentive Bonus Program. For the calendar year 2002, the Board of Directors has set major performance criteria for the Company's key executives. For the calendar year 2002 Executive shall receive at least a minimum incentive bonus of twenty percent (20%) of Base Salary, payable in December of 2002. To the extent that the Board's performance criteria are met or exceeded, the key participants in the incentive bonus program, including Executive, may each be entitled to an additional incentive bonus up to a maximum of one hundred fifty percent (150%) of Base Salary.

         3.6. The Board of Directors shall provide additional bonus i ncentives for years subsequent to 2002, provided that for the Term of this Agreement Executive shall always receive at least a minimum incentive bonus of twenty percent (20%) of Base Salary, payable in December of each year.

     4.  DUTIES AND RESPONSIBILITIES

         4.1 Executive shall, during the Term of this Agreement unless otherwise agreed by management, devote his full attention and expend his best efforts, energies, and skills on a full-time basis, to the business of the Company and any corporation controlled by the Company (each, a "Subsidiary"). The Company acknowledges that Executive is engaged in other business activities separate from and outside the scope of the business of the Company. The Company acknowledges and agrees that the devotion of reasonable amounts of time to such other business activities shall not be deemed a violation of the terms of this Agreement on the conditions that (i) such activities are not corporate opportunities of the Company; and (ii) such activities do not interfere with the performance of Executive's duties hereunder. For purposes of this Agreement, the term the "Company" shall mean the Company and all Subsidiaries.

         4.2 During the Term of this Agreement, Executive shall serve as the Executive Vice President and Chief Financial
Officer of the Company, except as provided for under Subsection
7.1. In the performance of all of his responsibilities hereunder, Executive shall be subject to all of the Company's policies, rules, and regulations applicable to his executive status and shall report directly to, and shall be subject to, the direction and control of the Board of Directors of the Company and shall perform such duties as are regularly associated with his position. . In performing such duties, Executive will be subject to and abide by, and will use his best efforts to cause other employees of the Company to be subject to and abide by, all policies and procedures developed by the Company.

          4.3 Without first obtaining the written permission of the Board of Directors of the Company, Executive will not authorize or permit the Company to engage the services of, or engage in any business activity with, or provide any financial or other benefit to, any affiliate of Executive. The phrase "affiliate of Executive" as used in this Subsection 4.3 shall mean and include Executive's family by blood or marriage (including, without limitation, parents, spouse, siblings, children and in-laws), and any business or business entity which is directly or indirectly owned or controlled by Executive or any member of Executive's family or in which Executive or any member of Executive's family has a direct or indirect financial interest whatsoever.

         4.4 To induce the Company to enter into this Agreement, Executive represents and warrants to the Company that (i) Executive is not a party or subject to any employment agreement or arrangement with other person, firm, company, corporation or other business entity, (ii) Executive is subject to no restraint, limitation or restriction by virtue of any law or rule of law or otherwise which would impair Executive's right or ability (a) to enter the employ of the Company, or (b) to perform fully his duties and obligations pursuant to this Agreement.

5.  RESTRICTIVE COVENANTS

5.1 Executive acknowledges that (i) he has a major responsibility for the operation, administration, development and growth of the Company's business, (ii) his work for the Company has brought him and will continue to bring him into close contact with confidential information of the Company and its customers, and (iii) the agreements and covenants contained in this Subsection 5.1 are essential to protect the business interests of the Company and that the Company will not enter into this Agreement but for such agreements and covenants. Accordingly, Executive covenants and agrees as follows:

              5.1.1 Except as otherwise provided for in this Agreement, during the Term of this Agreement Executive shall not, directly or indirectly, compete with respect to any services or products of the Company which are either offered or are being developed by the Company as of the date of Executive's termination; or, without limiting the generality of the foregoing, by or become, or agree to be or become, interested in or associated with, in any capacity (whether as a partner, shareholder, owner, officer, director, employee, principal, agent, creditor, trustee, consultant, co-venturer or otherwise) any individual, corporation, firm, association, partnership, joint venture or other business entity, which competes with respect to any services or products of the Company which are either offered or are being developed by the Company as of the date of Executive's termination; provided, however, that Executive may own, solely as an investment, not more than one percent (1%) of any class of securities of any publicly held corporation in competition with the Company whose securities are traded on any national securities exchange in the United States of America.

              5.1.2 During the Term of this Agreement and, for one year thereafter ("Termination Period"), Executive shall not, directly or indirectly,
(i) induce or attempt to influence any employee of the Company to leave its employ, (ii) aid or agree to aid any competitor, customer or supplier of the Company in any attempt to hire away any person who shall have been employed by the Company within the one (1) year period preceding such requested aid, or (iii) induce or attempt to influence any person or business entity who was a customer or supplier of the Company as of the date of Executive's termination to transact business with a competitor of the Company in Company's business.

              5.1.3 During the Term of this Agreement, the Termination Period and any time thereafter, Executive shall not disclose to anyone any information about the confidential or proprietary affairs of the Company, including, without limitation, trade secrets, trade "know-how", inventions, customer lists, business plans, operational methods, pricing policies, marketing plans, sales plans, identity of suppliers or customers, sales, profits or other financial information, which is confidential to the Company or is not generally known in the relevant trade, nor shall Executive make use of any such information for his own benefit.

         5.2 If Executive breaches Subsection 5.1 (the "Restrictive Covenants"), the Company shall have the following rights and remedies, each of which shall be enforceable, and each of which is in addition to, and not in lieu of, any other rights and remedies available to the Company at law or in equity:

              5.2.1 Executive acknowledges and agrees that in the event of a violation or threatened violation of any of the provisions of Subsection 5.1.1, the Company shall have no adequate remedy at law and shall therefore be entitled to enforce each such provision by temporary or permanent injunctive or mandatory relief obtained in any court of competent jurisdiction without the necessity or proving damages, posting any bond or other security, and without prejudice to any other rights and remedies which may be available at law or in equity.

         5.3 If any of the Restrictive Covenants, or any part thereof, is held to be invalid or unenforceable, the same shall not affect the remainder of the covenant or covenants, which shall be given full effect, without regard to the invalid or unenforceable portions.
Without limiting the generality of the foregoing, if any of the Restrictive Covenants, or any part thereof, is held to be unenforceable because of the duration of such provision or the area covered thereby, the parties hereto agree that the court making such determination shall have the power to reduce the duration and/or area of such provision and, in its reduced form, such provision shall then be enforceable.

         5.4 In the event that any court shall hold any of the Restrictive Covenants wholly unenforceable by reason of the breadth of such scope or otherwise, it is the intention of the parties hereto that such determination not bar or in any way affect the Company's right of the relief provided above in the courts of any other jurisdictions as to breaches of such covenants in such other respective jurisdictions, the above covenants as they relateto each jurisdiction being, for this purpose, severable into diverse and independent covenants.

     6.  TERMINATION.

         6.1 The basic three-year Term shall automatically be renewed each year, for one additional year, on the anniversary date of this Agreement, unless the Company elects to terminate the Agreement. Upon election to terminate the Agreement, the Company may exercise one of the following options. In either case, the Executive shall be entitled to Termination Compensation.

              6.1.1 It may ask Executive to resign, severing all relationships with the Company.

              6.1.2 It may ask Executive to resign, leaving the day-to-day employ of the Company and remain as a consultant on terms to be agreed upon by the parties.

         6.2 The Company also may terminate Executive's employment under this Agreement at any time for Cause. "Cause" shall exist for such termination if Executive (i) is adjudicated guilty of illegal activities that adversely affect the Company by a court of competent jurisdiction, (ii) commits any act of fraud or intentional misrepresentation, that adversely affects the Company, (iii) has engaged in serious misconduct, which conduct has, or would, if generally known, materially adversely affect the goodwill or reputation of the Company and which conduct Executive has not cured or altered within ten (10) days following written notice by the Board to Executive regarding such conduct, (iv) is in material breach under this Agreement, or (v) habitually fails to perform the duties and responsibilities of his employment as set forth in Section 4 of this Agreement and, with r egard to grounds (iv) and (v) the Board has given Executive thirty (30) days written notice of the grounds for his proposed termination and the conduct required by Executive to cure such failure, with such conduct outlined with reasonable specificity, and Executive has not cured such failure, within the thirty (30) day period provided in the written notice to Executive.

         6.3 If the Company terminates Executive's employment under this Agreement pursuant to the provisions of Subsection 6.2, Executive shall be entitled to receive only a sum equal to six months of Base Salary as severance pay.

         6.4 If Executive's employment with the Company is terminated due to the death or permanent disability of Executive, the spouse of the Executive, the estate of Executive or the Executive, as the case may be, shall continue to receive compensation as outlined in Section 7 below.

         6.5 Executive shall have the right to voluntarily terminate this Agreement, and his employment hereunder, upon thirty (30) days written notice to the Company. If Executive's employment with the Company is terminated as the result of Executive's purely voluntary resignation for reasons other than those set forth in Section 7 below, Executive shall not be entitled to Termination Compensation.

         6.6 Executive shall have the right to voluntarily resign for Good Reason, upon thirty (30) days written notice to the Company. "Good Reason" shall exist for Executive's voluntary r esignation if the Company determines to move its principal place of business more than thirty (30) miles from its present location. If Executive voluntarily resigns for Good Reason he shall be entitled to Termination Compensation.

     7.  TERMINATION COMPENSATION.

         7.1  If (i) Executive is requested to resign pursuant to
Section 6.1; (ii) Executive dies; (iii) Executive becomes permanently disabled, as manifest by his inability to discharge his responsibilities due to health or a disability in which case, after six months of such a condition, during which time he received his Compensation under paragraph 3 of this Agreement, the Board may terminate the Agreement pursuant to paragraph 6.1; or (iv) the Executive resigns due to a Change of Control as defined below, Executive, or his spouse or estate in the case of his death, shall receive Termination Compensation, as follows:

              7.1.1 Severance (2.99x payment): Company shall pay to the Executive in a lump sum, no later than 30 days following the date of the qualifying resignation or termination, an amount equal to the following:

                     7.1.1.1 299% of the Executive's Base Salary plus any allowances then in effect; and

                     7.1.1.2 299% of his prior year's incentive bonus provided that said sum is not less than 20% of the current year's
Base Salary. Any other provision of this Agreement or of the Company's incentive bonus plan notwithstanding, after the a mount described in this Subsection 7.1.1.2 has been paid to the Executive, the Executive shall have no further interest in such plan.

              7.1.2  Three Years of Life Insurance and Health Plan
Coverage: The coverage described in this paragraph 7.1.3 shall be provided for a "Continuation Period" beginning on the date when the qualifying resignation or termination is effective and ending on the earlier of (1) the third anniversary of that date or
(2) the date of the Executive's death. During the Continuation Period, the Executive (and, where applicable, the Executive's dependents) shall be entitled to continue participation in the group term life insurance plan and in the health care plan for employees maintained by the Company as if the Executive were still an employee of the Company. Where applicable, the Executive's compensation for purposes of such plans shall be deemed to be equal to the Executive's compensation
(as defined in such plans) in effect on the date of the resignation or employment termination. To the extent that the Company finds it undesirable or impossible to cover the Executive under the group life insurance and health plans of the Company, the Company shall, at its sole expense, provide the Executive and his dependents with the same level of coverage under individual policies.

              7.1.3 Incentive Programs: All stock options or equity awards granted by the Company shall vest 100% upon the effective date of the qualifying resignation or termination; and

              7.1.4 Notwithstanding anything to the contrary in the Company's stock option plans or the Executive's stock option agreements, the vesting of Executive's unvested stock options, as described on Exhibit "A," shall be immediately accelerated. Executive shall have the full term set forth in the original stock option grants to exercise such options.

         7.2 For purposes of this Agreement, a "Change in Control" shall mean:

              7.2.1 The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization; or

              7.2.2 The sale, transfer or other disposition of all or substantially all of the Company's assets; or

              7.2.3 A change in the composition of the Board of Directors, as a result of which fewer than one-half of the incumbent directors are directors who either:

                     7.2.3.1  Had been directors of the Company twelve
(12) months prior to such change; or

                     7.2.3.2 Were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the directors who had been directors of the Company twelve (12) months prior to such change and who were still in office at the time of the election or nomination.

               7.2.4 A transaction shall not constitute a Change of Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

     8.  EXPENSES.

         8.1 Executive shall be entitled to reimbursement of all reasonable expenses actually incurred in the course of his employment. Executive shall submit to the Company a standardized expense report form, provided by the Company, and shall attach thereto receipts for all expenditures. Expenses shall include automobile expenses and travel.

         8.2  The Company shall reimburse Executive within fifteen
(15) days after submission by Executive of his expense report.

     9.  PAID VACATION; SICK LEAVE; INSURANCE.

         9.1 Executive shall be entitled to a paid vacation each year equal to not less than three (3) weeks per year in addition to the paid holidays on which the Company's offices are closed.

         9.2 Executive shall be entitled to reasonable periods of paid sick leave during the Term of the Agreement in accordance with the Company's policy.

         9.3 The Company shall provide Executive, at the Company's expense, participation in group medical, accident and health insurance, and life insurance plans of the Company as may be provided by the Company from time to time to Company executives of comparable status, subject to, and to the extent that, Executive is eligible under such benefit plans in accordance with their respective terms.

     10. LEGAL DEFENSE.

         The Company acknowledges that the environmental services industry is a highly litigious industry whereby many regulatory fines, penalties and third-party suits are directed at the individuals involved in ownership and operations. The Company agrees to pay all legal fees, judgments, awards, bonds, fines, penalties and costs related to the defense and outcome as to any matter where Executive was acting, or he believed he was acting, in his corporate capacity. The
Company also indemnifies and agrees to defend the Executive against all claims and suits arising from his position as an Officer and/or Director of the Company, including all costs of defense whether Domestic or Foreign, to the fullest extent permitted by its Bylaws as of the date of termination, or as later amended, whichever provides broader coverage for Executive.
The Company agrees, within thirty (30) days of Executive's resignation or termination, to obtain "Runoff" coverage for its D&O insurance to further protect Executive.

     11. MISCELLANEOUS.

         11.1 The Company may, from time to time, apply for and take out, in its own name and at its own expense, life, health, accident, disability or other insurance upon Executive in any sum or sums that it may deem necessary to protect its interests, and Executive agrees to aid and cooperate in all reasonable respects with the Company in procuring any and all such insurance, including without limitation, submitting to the usual and customary medical examinations, and by filling out, executing and delivering such applications and other instruments in writing as may be reasonably required by an insurance company or companies to which an application or applications for such insurance may be made by or for the Company.

         11.2 This Agreement is a personal contract, and the rights and interests of Executive hereunder may not be sold, transferred, assigned, pledged or hypothecated except as otherwise expressly permitted by the provisions of this Agreement. Executive shall not under any circumstances have any option or right to require payment hereunder otherwise than in accordance with the terms hereof. Except as otherwise expressly provided herein, Executive shall not have any power of anticipation, alienation or assignment of payments contemplated hereunder, and all rights and benefits of Executive shall be for the sole personal benefit of Executive, and no other person shall acquire any right, title or interest hereunder by reason of any sale, assignment, transfer, claim or judgment or bankruptcy proceedings against Executive;
provided, however, that in the event of Executive's death, Executive's estate, legal representative or beneficiaries (as the case may be) shall have the right to receive all of the benefit that accrued to Executive pursuant to, and in accordance with, the terms of this Agreement.

         11.3 The Company shall have the right and obligation to assign this Agreement to any successor of substantially all of its business or assets, and any such successor and Executive shall be bound by all of the provisions hereof.

     12. NOTICES.

         All notices, requests, demands and other communications provided for by this Agreement shall be in writing and (unless otherwise specifically provided herein) shall be deemed to have been given three
(3) days after having been mailed in any general or branch United
States Post Office, enclosed in a registered or certified postpaid envelope, addressed to the parties stated below or to such changed address as such party may have fixed by notice:


     TO THE COMPANY:     METALCLAD CORPORATION
                         2 Corporate Plaza, Suite 125
                         Newport Beach, California  92660

            COPY TO:     Bruce H. Haglund, Esq.
                         Gibson & Haglund
                         2 Park Plaza, Suite 450
                         Irvine, California 92614

          EXECUTIVE:     Anthony C. Dabbene
                         26921 Magnolia Court
                         Laguna Hills, CA 92653

            COPY TO:     R. Craig Scott, Esq.
                         Executive Law Group, Inc.
                         One Newport Place, Suite 1000
                         Newport Beach, CA 92660

     13. ENTIRE AGREEMENT.

         This Agreement supersedes any and all agreements, whether oral or written, between the parties hereto, with respect to the employment of Executive by the Company and contains all of the covenants and agreements between the parties with respect to the rendering of such services in any manner whatsoever. Each party to this Agreement acknowledges that no representations, inducements, promises or agreements, orally or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not embodied herein, and that no other agreement, statement or promise with respect to such employment not contained in this Agreement shall be valid or binding. Any modification of this Agreement will be effective only if it is writing and signed by the parties hereto.

     14. PARTIAL INVALIDITY.

         If any provision in this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way.

     15. ARBITRATION OF DISPUTES.

         Except with respect to paragraph 5, which issues are
reserved for the court, any dispute of any kind regarding the interpretation or application of this Agreement, or the alleged breach hereof, or any act which allegedly has, or would, violate any provision of this Agreement must be submitted to arbitration before a neutral arbitrator. The arbitration shall be conducted in accordance with the rules of JAMS/UNDISPUTED of Orange County, California.  A written demand for arbitration pursuant to Section 638 of the Code of Civil Procedure must be made within sixty
(60) days of the alleged breach. A neutral arbitrator shall render a written decision reviewing his or her essential findings and conclusions. The same damages and costs that are recoverable in civil litigation shall be
awardable in the arbitration.   The Company shall pay all fees and costs
associated with the arbitration, including the arbitrator's fee. The results of arbitration will be the exclusive, final and binding remedy for such claim or dispute. The arbitrator shall award the prevailing party his or its reasonable attorneys? fees and costs.

     16. GOVERNING LAW.

         This Agreement will be governed by and construed in accordance with the laws of the State of California.

     17. BINDING NATURE.

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective representatives, heirs, successors and assigns.

     18. WAIVER.

         No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

     19. CORPORATE APPROVALS.

         The Company represents and warrants that the execution of this Agreement by its corporate officer named below has been duly authorized by the Board of Directors of the Company, is not in conflict with any Bylaw or other agreement and will be a binding obligation of the Company, enforceable in accordance with its terms.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date above written.


THE COMPANY:              METALCLAD CORPORATION

                             /s/Bruce H. Haglund
                          By:----------------------------
                             Bruce H. Haglund
                             Secretary and General Counsel



EXECUTIVE:                   /s/Anthony C. Dabbene
                             ----------------------------
                             Anthony C. Dabbene


EXHIBIT A


     The following is a schedule of outstanding options as of the date hereof, together with the expiration date of each. All options are in the name of Anthony C. Dabbene.

     QUANTITY           EXERCISE PRICE     EXPIRATION DATE
     --------           --------------    -----------------

      150,000               $2.00           June 1, 2011
      200,000               $3.00         November 20, 2010
      100,000               $3.00          August 24, 2009




AMENDED AND RESTATED
EMPLOYMENT AGREEMENT


     This Employment Agreement is entered into this 1st day of January, 2002 by and between METALCLAD CORPORATION, a Delaware corporation (hereinafter referred to as the "COMPANY"), and Grant S. Kesler (hereinafter referred to as "Executive") under the following terms and conditions:

RECITALS:

     WHEREAS, the parties entered into an Employment Agreement dated January 1, 1998 ("Original Employment Agreement");

     WHEREAS, the Company and Executive desire to amend and restate the Original Employment Agreement in order to set forth the terms and conditions under which (i) the Company shall continue to employ Executive, (ii) Executive shall continue to render services to the Company, (iii) the Company shall compensate Executive for such services; and (iv) Executive shall receive Termination Compensation upon termination or resignation of employment or after a change of control; and

     WHEREAS, in connection with the employment of Executive by the Company, the Company desires to restrict Executive's rights to compete with the business of the Company and its affiliates.

     NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements hereinafter set forth, the parties hereto agree as follows:

     1.  EMPLOYMENT.

The Company hereby employs Executive and Executive hereby accepts employment with the Company upon the terms and conditions hereinafter set forth.

     2.  TERM.

         2.1 The term of this Agreement (the "Term") shall be for a three year period commencing on the Effective Date (as defined in Subsection 2.3 below) of this Agreement, subject, however, to extension and termination as provided herein in Sections 6 and 7 below.

         2.2 Each year, prior to the anniversary date, the Company and Executive shall meet to determine any additional compensation if any for the remaining contract term.

         2.3 The Effective Date of this Agreement shall be January 1, 2002 (the "Effective Date").

     3.  COMPENSATION.

         3.1 For all services rendered by Executive under this Agreement, the Company shall pay or cause one or more of its subsidiaries to pay Executive, during the first year of the Term hereof, a salary at the rate of Three Hundred Thousand Dollars ($300,000) per year ("Base Salary").
The Company shall pay such compensation to Executive semi-monthly in accordance with its standard practice for payment of compensation to its employees.

         3.2 Executive shall be entitled to periodic cash and stock bonus incentives in accordance with the Metalclad Corporation Stock Option and Incentive Plans and the award of stock options, any other incentive bonus plans or other forms of compensation, at the discretion of the Company's Board of Directors, dependent upon Employee's performance. Executive shall be entitled to participate in the Company's 401(k) plan.

         3.3 Executive shall be entitled to a car allowance, housing allowance and Company-paid health insurance for him and his dependents.

         3.4 All compensation shall be subject to customary withholding tax and other employment taxes as are required with respect to compensation paid by a corporation to an employee.

         3.5. Incentive Bonus Program. For the calendar year 2002, the Board of Directors has set major performance criteria for the Company's key executives. For the calendar year 2002 Executive shall receive at least a minimum incentive bonus of twenty percent (20%) of Base Salary, payable in December of 2002. To the extent that the Board's performance criteria are met or exceeded, the key participants in the incentive bonus program, including Executive, may each be entitled to an additional incentive bonus up to a maximum of one hundred fifty percent (150%) of Base Salary.

         3.6. The Board of Directors shall provide additional bonus incentives for years subsequent to 2002, provided that for the Term of this Agreement Executive shall always receive at least a minimum incentive bonus of twenty percent (20%) of Base Salary, payable in December of each year.

     4.  DUTIES AND RESPONSIBILITIES

         4.1 Executive shall, during the Term of this Agreement unless otherwise agreed by management, devote his full attention and expend his best efforts, energies, and skills on a full-time basis, to the business of the Company and any corporation controlled by the Company (each, a "Subsidiary"). The Company acknowledges that Executive is engaged in other business activities separate from and outside the scope of the business of the Company. The Company acknowledges and agrees that the devotion of reasonable amounts of time to such other business activities shall not be deemed a violation of the terms of this Agreement on the conditions that (i) such activities are not corporate opportunities of the Company; and (ii) such activities do not interfere with the performance of Executive's duties hereunder. For purposes of this Agreement, the term the "Company" shall mean the Company and all Subsidiaries.

         4.2 During the Term of this Agreement, Executive shall serve as the President and Chief Executive Officer of the Company, except as provided for under Subsection 7.1. In the performance of all of his responsibilities hereunder, Executive shall be subject to all of the Company's policies, rules, and regulations applicable to his executive status and shall report directly to, and shall be subject to, the direction and control of the Board of Directors of the Company and shall perform such duties as are regularly associated with his position. In performing such duties, Executive will be subject to and abide by, and will use his best efforts to cause other employees of the Company to be subject to and abide by, all policies and procedures developed by the Company.

         4.3 Without first obtaining the written permission of the Board of Directors of the Company, Executive will not authorize or permit the Company to engage the services of, or engage in any business activity with, or provide any financial or other benefit to, any affiliate of Executive. The phrase "affiliate of Executive" as used in this Subsection 4.3 shall mean and include Executive's family by blood or marriage (including, without limitation, parents, spouse, siblings, children and in-laws), and any business or business entity which is directly or indirectly owned or controlled by Executive or any member of Executive's family or in which Executive or any member of Executive's family has a direct or indirect financial interest whatsoever.

         4.4 To induce the Company to enter into this Agreement, Executive represents and warrants to the Company that (i) Executive is not a party or subject to any employment agreement or arrangement with other person, firm, company, corporation or other business entity,
(ii) Executive is subject to no restraint, limitation or restriction by virtue of any law or rule of law or otherwise which would impair Executive's right or ability (a) to enter the employ of the Company, or (b) to perform fully his duties and obligations pursuant to this Agreement.

     5.  RESTRICTIVE COVENANTS

         5.1 Executive acknowledges that (i) he has a major responsibility for the operation, administration, development and growth of the Company's business, (ii) his work for the Company has brought him and will continue to bring him into close contact with confidential information of the Company and its customers, and (iii) the agreements and covenants contained in this Subsection
5.1 are essential to protect the business interests of the Company and that the Company will not enter into this Agreement but for such agreements and covenants. Accordingly, Executive covenants and agrees as follows:

              5.1.1 Except as otherwise provided for in this Agreement, during the Term of this Agreement Executive shall not, directly or indirectly, compete with respect to any services or products of the Company which are either offered or are being developed by the Company as of the date of Executive's termination; or, without limiting the generality of the foregoing, by or become, or agree to be or become, interested in or associated with, in any capacity (whether as a partner, shareholder, owner, officer, director, employee, principal, agent, creditor, trustee, consultant, co-venturer or otherwise) any individual, corporation, firm, association, partnership, joint venture or other business entity, which competes with respect to any services or products of the Company which are either offered or are being developed by the Company as of the date of Executive's termination; provided, however, that Executive may own, solely as an investment, not more than one percent (1%) of any class of securities of any publicly held corporation in competition with the Company whose securities are traded on any national securities exchange in the United States of America.

              5.1.2  During the Term of this Agreement and,
for one year thereafter ("Termination Period"), Executive shall not, directly or indirectly, (i) induce or attempt to influence any employee of the Company to leave its employ, (ii) aid or agree to aid any competitor, customer or supplier of the Company in any attempt to hire away any person who shall have been employed by the Company within the one (1) year period preceding such requested aid, or (iii) induce or attempt to influence any person or business entity who was a customer or supplier of the Company as of the date of Executive's termination to transact business with a competitor of the Company in Company's business.

              5.1.3 During the Term of this Agreement, the Termination Period and any time thereafter, Executive shall not disclose to anyone any information about the confidential or proprietary affairs of the Company, including, without limitation, trade secrets, trade "know-how", inventions, customer lists, business plans, operational methods, pricing policies, marketing plans, sales plans, identity of suppliers or customers, sales, profits or other financial information, which is confidential to the Company or is not generally known in the relevant trade, nor shall Executive make use of any such information for his own benefit.

         5.2 If Executive breaches Subsection 5.1 (the "Restrictive Covenants"), the Company shall have the following rights and remedies, each of which shall be enforceable, and each of which is in addition to, and not in lieu of, any other rights and remedies available to the Company at law or in equity:

               5.2.1  Executive acknowledges and agrees that
in the event of a violation or threatened violation of any of the provisions of Subsection 5.1.1, the Company shall have no adequate remedy at law and shall therefore be entitled to enforce each such provision by temporary or permanent injunctive or mandatory relief obtained in any court of competent jurisdiction without the necessity or proving damages, posting any bond or other security, and without prejudice to any other rights and remedies which may be available at law or in equity.

         5.3 If any of the Restrictive Covenants, or any part thereof, is held to be invalid or unenforceable, the same shall not affect the remainder of the covenant or covenants, which shall be given full effect, without regard to the invalid or unenforceable portions. Without limiting the generality of the foregoing, if any of the Restrictive Covenants, or any part thereof, is held to be unenforceable because of the duration of such provision or the area covered thereby, the parties hereto agree that the court making such determination shall have the power to reduce the duration and/or area of such provision and, in its reduced form, such provision shall then be enforceable.

         5.4 In the event that any court shall hold any of the Restrictive Covenants wholly unenforceable by reason of the breadth of such scope or otherwise, it is the intention of the parties hereto that such determination not bar or in any way affect the Company's right of the relief provided above in the courts of any other jurisdictions as to breaches of such covenants in such other respective jurisdictions, the above covenants as they relate to each jurisdiction being, for this purpose, severable into diverse and independent covenants.

     6.  TERMINATION.

         6.1 The basic three-year Term shall automatically be renewed each year, for one additional year, on the anniversary date of this Agreement, unless the Company elects to terminate the Agreement. Upon election to terminate the Agreement, the Company may exercise one of the following options. In either case, the Executive shall be entitled to Termination Compensation.

              6.1.1 It may ask Executive to resign, severing all relationships with the Company.

              6.1.2 It may ask Executive to resign, leaving the day-to-day employ of the Company and remain as a consultant on terms to be agreed upon by the parties.

         6.2 The Company also may terminate Executive's employment under this Agreement at any time for Cause.
"Cause" shall exist for such termination if Executive (i) is adjudicated guilty of illegal activities that adversely affect the Company by a court of competent jurisdiction, (ii) commits any act of fraud or intentional misrepresentation, that adversely affects the Company, (iii) has engaged in serious misconduct, which conduct has, or would, if generally known, materially adversely affect the goodwill or reputation of the Company and which conduct Executive has not cured or altered within ten (10) days following written notice by the Board to Executive regarding such conduct, (iv) is in material breach under this Agreement, or (v) habitually fails to perform the duties and responsibilities of his employment as set forth in Section 4 of this Agreement and, with regard to grounds (iv) and (v) the Board has given Executive thirty (30) days written notice of the grounds for his proposed termination and the conduct required by Executive to cure such failure, with such conduct outlined with reasonable specificity, and Executive has not cured such failure, within the thirty (30) day period provided in the written notice to Executive.

         6.3 If the Company terminates Executive's employment under this Agreement pursuant to the provisions of Subsection
6.2, Executive shall be entitled to receive only a sum equal to six months of Base Salary as severance pay.

         6.4 If Executive's employment with the Company is terminated due to the death or permanent disability of Executive, the spouse of the Executive, the estate of Executive or the Executive, as the case may be, shall continue to receive compensation as outlined in Section 7 below.

         6.5 Executive shall have the right to voluntarily terminate this Agreement, and his employment hereunder, upon thirty (30) days written notice to the Company. If Executive's employment with the Company is terminated as the result of Executive's purely voluntary resignation for reasons other than those set forth in Section 7 below, Executive shall not be entitled to Termination Compensation.

         6.6 Executive shall have the right to voluntarily resign for Good Reason, upon thirty (30) days written notice to the Company.
"Good Reason" shall exist for Executive's voluntary resignation if the Company determines to move its principal place of business more than thirty (30) miles from its present location. If Executive voluntarily resigns for Good Reason he shall be entitled to Termination
Compensation.

     7.  TERMINATION COMPENSATION.

         7.1  If (i) Executive is requested to resign pursuant to
Section 6.1; (ii) Executive dies; (iii) Executive becomes permanently disabled, as manifest by his inability to discharge his responsibilities due to health or a disability in which case, after six months of such a condition, during which time he received his Compensation under paragraph 3 of this Agreement, the Board may terminate the Agreement pursuant to paragraph 6.1; or (iv) the Executive resigns due to a Change of Control as defined below, Executive, or his spouse or estate in the case of his death, shall receive Termination Compensation, as follows:

               7.1.1 Severance (2.99x payment): Company shall pay to the Executive in a lump sum, no later than 30 days following the date of the qualifying resignation or termination, an amount equal to the following:

                      7.1.1.1 299% of the Executive's Base Salary plus any allowances then in effect; and

                      7.1.1.2 299% of his prior year's incentive bonus provided that said sum is not less than 20% of the current year's Base Salary. Any other provision of this Agreement or of the Company's incentive bonus plan notwithstanding, after the amount described in this Subsection 7.1.1.2 has been paid to the Executive, the Executive shall have no further interest in such plan.

              7.1.2  Three Years of Life Insurance and Health Plan
Coverage: The coverage described in this paragraph 7.1.3 shall be provided for a "Continuation Period" beginning on the date when the qualifying resignation or termination is effective and ending on the earlier of (1) the third anniversary of that date or (2) the date of the Executive's death. During the Continuation Period, the Executive
(and, where applicable, the Executive's dependents) shall be entitled to continue participation in the group term life insurance plan and in the health care plan for employees maintained by the Company as if the Executive were still an employee of the Company.
Where applicable, the Executive's compensation for purposes of such plans shall be deemed to be equal to the Executive's compensation (as defined in such plans) in effect on the date of the employment resignation or termination. To the extent that the Company finds it undesirable or impossible to cover the Executive under the group life insurance and health plans of the Company, the Company shall, at its sole expense, provide the Executive and his dependents with the same level of coverage under individual policies.

              7.1.3 Incentive Programs: All stock options or equity awards granted by the Company shall vest 100% upon the effective date of the qualifying resignation or termination; and

              7.1.4 Notwithstanding anything to the contrary in the Company's stock option plans or the Executive's stock option agreements, the vesting of Executive's unvested stock options, as described on Exhibit "A," shall be immediately accelerated. Executive shall have the full term set forth in the original stock option grants to exercise such options.

         7.2 For purposes of this Agreement, a "Change in Control" shall mean:

              7.2.1 The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization; or

              7.2.2 The sale, transfer or other disposition of all or substantially all of the Company's assets; or

              7.2.3 A change in the composition of the Board of Directors, as a result of which fewer than one-half of the incumbent directors are directors who either:

                     7.2.3.1 Had been directors of the Company twelve (12) months prior to such change; or

                     7.2.3.2 Were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the directors who had been directors of the Company twelve (12) months prior to such change and who were still in office at the time of the election or nomination.

              7.2.4 A transaction shall not constitute a Change of Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

     8.  EXPENSES.

         8.1 Executive shall be entitled to reimbursement of all reasonable expenses actually incurred in the course of his employment. Executive shall submit to the Company a standardized expense report form, provided by the Company, and shall attach thereto receipts for all expenditures.
Expenses shall include automobile expenses and travel.

         8.2 The Company shall reimburse Executive within fifteen (15) days after submission by Executive of his expense report.

     9.  PAID VACATION; SICK LEAVE; INSURANCE.

         9.1 Executive shall be entitled to a paid vacation each year equal to not less than three (3) weeks per year in addition to the paid holidays on which the Company's offices are closed.

         9.2 Executive shall be entitled to reasonable periods of paid sick leave during the Term of the Agreement in accordance with the Company's policy.

         9.3 The Company shall provide Executive, at the Company's expense, participation in group medical, accident and health insurance, and life insurance plans of the Company as may be provided by the Company from time to time to Company executives of comparable status, subject to, and to the extent that, Executive is eligible under such benefit plans in accordance with their respective terms.

     10. LEGAL DEFENSE.

         The Company acknowledges that the environmental services industry is a highly litigious industry whereby many regulatory fines, penalties and third-party suits are directed at the individuals involved in ownership and operations. The Company agrees to pay all legal fees, judgments, awards, bonds, fines, penalties and costs related to the defense and outcome as to any matter where Executive was acting, or he believed he was acting, in his corporate capacity. The Company also indemnifies and agrees to defend the Executive against all claims and suits arising from his position as an Officer and/or Director of the Company, including all costs of defense whether Domestic or Foreign, to the fullest extent permitted by its Bylaws as of the date of termination, or as later amended, whichever provides broader coverage for Executive. The
Company agrees, within thirty (30) days of Executive's resignation or termination, to obtain "Runoff" coverage for its D&O insurance to further protect Executive.

     11. AGREEMENT TO CONSULT.

         Following his termination or resignation, Executive can assist the Company in effecting a smooth transition and in furthering the Company's business. The Company has requested, and Executive has agreed, to serve as a consultant and to perform duties as are outlined by the Board of Directors as services are needed. Reasonable compensation shall be agreed to between the parties for services rendered using available criteria for similar services. As consideration for Executive's making himself available to consult, as the Company deems necessary for a period not to exceed 25 months, the Company agrees to forgive certain debt owed to the Company by Executive as follows. In
October 1994 the Company loaned certain funds to Executive to accommodate overseas financings requiring the pledge of Executive's privately owned stock. Funds were used by the Executive to make the stock freely available for the financing. Part of the loan was repaid in 1996. The balance is to be forgiven as follows: One-third of the principal and one-third of the interest at the execution of this Agreement; one-third of the principal and one-third of the interest one year from the Effective Date of this Agreement; and the balance on the second year anniversary of the execution of this Agreement.

     12. MISCELLANEOUS.

         12.1 The Company may, from time to time, apply for and take out, in its own name and at its own expense, life, health, accident, disability or other insurance upon Executive in any sum or sums that it may deem necessary to protect its interests, and Executive agrees to aid and cooperate in all reasonable respects with the Company in procuring any and all such insurance, including without limitation, submitting to the usual and customary medical examinations, and by filling out, executing and delivering such applications and other instruments in writing as may be reasonably required by an insurance company or companies to which an application or applications for such insurance may be made by or for the Company.

         12.2  This Agreement is a personal contract,
and the rights and interests of Executive hereunder may not be sold, transferred, assigned, pledged or hypothecated except as otherwise expressly permitted by the provisions of this Agreement. Executive shall not under any circumstances have any option or right to require payment hereunder otherwise than in accordance with the terms hereof. Except as otherwise expressly provided herein, Executive shall not have any power of anticipation, alienation or assignment of payments contemplated hereunder, and all rights and benefits of Executive shall be for the sole personal benefit of Executive, and no other person shall acquire any right, title or interest hereunder by reason of any sale, assignment, transfer, claim or judgment or bankruptcy proceedings against Executive; provided, however, that in the event of Executive's death, Executive's estate, legal representative or beneficiaries (as the case may be) shall have the right to receive all of the benefit that accrued to Executive pursuant to, and in accordance with, the terms of this Agreement.

         12.3  The Company shall have the right and
obligation to assign this Agreement to any successor of substantially all of its business or assets, and any such successor and Executive shall be bound by all of the provisions hereof.

     13. NOTICES.

         All notices, requests, demands and other communications provided for by this Agreement shall be in writing and (unless otherwise specifically provided herein) shall be deemed to have been given three (3) days after having been mailed in any general or branch United
States Post Office, enclosed in a registered or certified postpaid envelope, addressed to the parties stated below or to such changed address as such party may have fixed by notice:


    TO THE COMPANY:    METALCLAD CORPORATION
                       2 Corporate Plaza, Suite 125
                       Newport Beach, California  92660

          COPY TO:     Bruce H. Haglund, Esq.
                       Gibson & Haglund
                       2 Park Plaza, Suite 450
                       Irvine, California 92614

        EXECUTIVE:     Grant S. Kesler
                       3739 Brighton Point Drive
                       Salt Lake City, Utah 84121

          COPY TO:     R. Craig Scott, Esq.
                       Executive Law Group, Inc.
                       One Newport Place, Suite 1000
                       Newport Beach, CA 92660

     14. ENTIRE AGREEMENT.

         This Agreement supersedes any and all agreements, whether oral or written, between the parties hereto, with respect to the employment of Executive by the Company and contains all of the covenants and agreements between the parties with respect to the rendering of such services in any manner whatsoever. Each party to this Agreement acknowledges that no representations, inducements, promises or agreements, orally or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not embodied herein, and that no other agreement, statement or promise with respect to such employment not contained in this Agreement shall be valid or binding. Any modification of this Agreement will be effective only if it is writing and signed by the parties hereto.

     15. PARTIAL INVALIDITY.

         If any provision in this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way.

     16. ARBITRATION OF DISPUTES.

         Except with respect to paragraph 5, which issues are
reserved for the court, any dispute of any kind regarding the interpretation or application of this Agreement, or the alleged breach hereof, or any act which allegedly has, or would, violate any provision of this Agreement must be submitted to arbitration before a neutral arbitrator. The arbitration shall be conducted in accordance with the rules of JAMS/UNDISPUTED of Orange
County, California.  A written demand for arbitration pursuant to
Section 638 of the Code of Civil Procedure must be made within sixty (60) days of the alleged breach. A neutral arbitrator shall render a written decision reviewing his or her essential findings and conclusions.  The same damages and costs that are recoverable
in civil litigation shall be awardable in the arbitration.   The Company
shall pay all fees and costs associated with the arbitration, including the arbitrator's fee. The results of arbitration will be the exclusive, final and binding remedy for such claim or dispute. The arbitrator shall award the prevailing party his or its reasonable attorneys' fees and costs.

     17. GOVERNING LAW.

         This Agreement will be governed by and construed in accordance with the laws of the State of California.

     18. BINDING NATURE.

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective representatives, heirs, successors and assigns.

     19. WAIVER.

         No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

     20. CORPORATE APPROVALS.

         The Company represents and warrants that the execution of this Agreement by its corporate officer named below has been duly authorized by the Board of Directors of the Company, is not in conflict with any Bylaw or other agreement and will be a binding obligation of the Company, enforceable in accordance with its terms.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date above written.


THE COMPANY:              METALCLAD CORPORATION

                             /s/Bruce H. Haglund
                          By:----------------------------
                             Bruce H. Haglund
                             Secretary and General Counsel



EXECUTIVE:                   /s/Grant S. Kesler
                             ----------------------------
                             Grant S. Kesler


EXHIBIT A


     The following is a schedule of outstanding options as of the date hereof, together with the expiration date of each. All options are i n the name of Grant S. Kesler.

     QUANTITY          EXERCISE PRICE       EXPIRATION DATE
     --------          --------------      -----------------

      200,000               $2.00            June 1, 2011
      250,000               $3.00          November 20, 2010
      170,000               $3.00           August 24, 2009






CONSULTING AGREEMENT

     THIS AGREEMENT is entered into as of the 13th day of February, 2002, by and between Metalclad Corporation, a Delaware corporation (hereinafter the "Company"), and Anthony C. Dabbene (hereinafter the "the Consultant").

Recitals

     WHEREAS, the Consultant is a former officer, director, and employee of the Company knowledgeable with respect to all aspects of the Company's business;

     WHEREAS, the Company is desirous of obtaining the advice and counsel of the Consultant, and the Consultant is desirous of providing such advice and counsel, subject to the terms of this Agreement; and

     WHEREAS, the Company and the Consultant desire that this Agreement shall supersede the Amended and Restated Employment
Agreement between the Company and the Consultant dated January 1, 2002, a copy of which is attached hereto as Exhibit "A" (hereinafter referred to as the "Employment Agreement"), in its entirety, with the sole exception of Sections 7.1.3 ("Incentive Programs"), 7.1.4 ("Options"), and 10 ("Legal Defense") thereof (the "Surviving Sections"), which sections shall survive the termination of the Employment Agreement and are incorporated by reference into this Agreement as set forth below;

Agreement

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Engagement of the Consultant/Duties. The Company hereby engages the Consultant as a consultant, and the Consultant hereby accepts the engagement, upon the terms and conditions hereinafter set forth. The Consultant shall advise and assist the Company, for approximately 60 hours per month, with respect to the Company's business, including, but not limited to, the audit of the Company's financial statements for the year ended December 31, 2001, preparation of the Company's Annual Report on Form 10-K for the year ended December 31, 2001, preparation of the Company's
Proxy Statement for the 2002 Annual Meeting of Stockholders of the Company, the transmittal and communication of documents, information, know-how, and special knowledge to the officers and directors of the Company, appointed contemporaneously with the execution of this Agreement, and their agents. The parties agree that the Consultant shall perform his duties at the Company's offices in Newport Beach, California, unless otherwise agreed to in writing by the parties.

     2. Term. The term of this Agreement shall commence on February 14, 2002, and shall terminate at the close of business on May 13, 2002. The Surviving Sections shall survive the termination of this Agreement.

     3.  Consideration for Consulting; Termination of Employment
Agreement.

         3.1 The consideration for the Consultant's services rendered under this Agreement shall be a fee of $5,000 per month during the term of this Agreement, payable on February 28, March 31, and April 30, 2002.

         3.2 The parties acknowledge that prior to entering into this Agreement they agreed to the payment of $858,000.00 as the full and final settlement of the compensation payable under Section 7 of the Employment Agreement, payable on as follows: (i) $414,690.49 shall be withheld by the Company for payroll taxes, including $318,000.00 for Federal withholding taxes, $70,000.00 for California state taxes, $4,101.30 for Social Security taxes, $12,441.00 for Medicare taxes, $248.19 for California state disability taxes, and $9,900.00 for contribution to the Consultant's 401(k) plan;
(ii) the issuance of 86,000 restricted shares of the Company's common stock (the "Settlement Shares") to the Consultant valued at $2.57 per share or an aggregate of $221,020.00; and (iii) a check in the amount of $222,289.51  paid to the Consultant, the receipt of which is hereby
acknowledged.   The Consultant agrees that he shall be responsible
for any additional taxes on the compensation payable pursuant to this
Section 3.2 not withheld by the Company as provided herein.

         3.3 The Company agrees to (i) make the payments referred to in Sections 3.1 and 3.2 above when due, and (ii) upon execution of this Agreement promptly to instruct the Company's stock transfer agent to issue the Settlement Shares.

         3.4 The parties agree that upon the payment in full by the Company of all of the compensation set forth in Section 3.2 above, the Employment Agreement shall be terminated except for the Surviving Sections, which are incorporated into this Agreement and remain in full force and effect. The parties agree that upon termination of the Employment Agreement as set forth herein, this Agreement, including the Surviving Sections of the Employment Agreement, shall supersede the Employment Agreement.

     4.  Reimbursement.  The Company shall reimburse the
Consultant for business expenses reasonably incurred by the Consultant in connection with the performance of the Consultant's services hereunder. Expenses shall be reimbursed to the Consultant within 15 days of the Consultant's submission of the Company's standard expense reimbursement form as supplied to the Consultant by the Company from time to time.

     5. Written Statement. If requested by the President of the Company, the Consultant shall submit a written statement to the President that briefly describes the nature of the services provided to the Company during the prior calendar month.

     6. Independent Contractor Status. The parties hereto agree that: (a) the Consultant shall not be considered an agent or employee of the Company for any purpose, but shall be an independent contractor; and (b) the Consultant shall not be treated as an employee for purposes of employment taxes, income tax withholding and employee benefits.

     7.  Indemnification.

         7.1 The Consultant will indemnify and hold harmless the Company from any claim with respect to: (a) Worker's Compensation benefits payable on account of injury or death to the Consultant; and (b) claims for bodily injury or death or property loss or damage sustained by the Consultant, unless caused in whole or in material part by the negligence, either active or passive, of the Company.

         7.2 The Company will defend, indemnify and hold harmless the Consultant from lawsuit brought or damages claimed by a third party against the Consultant for any contract, commitment, or obligation that the Company authorized the Consultant to enter into on the Company's behalf or for any action taken by the Consultant that was authorized by the Company.

         7.3 The Company shall fully indemnify the Consultant as provided in the Company's Certificate of Incorporation, its Bylaws, the resolutions adopted by the Company's Board on the date of this Agreement, and in the Delaware General Corporation Law in his capacity as a former officer and director of the Company.

         7.4 The Company agrees to maintain a policy or policies of insurance that provide(s) liability coverage to current and former officers and directors of the Company when acting in their respective capacities as officers or directors of the Company, through October 1, 2005, with liability limits, and containing terms and conditions, which are not substantially less favorable to such officers and directors as those contained in the Company's Directors & Officers Liability Insurance Policy Number 874-24-82 and Excess Directors & Officers Liability Insurance Policy Number ELU82759-01 (the "D&O Insurance") or, alternatively, to purchase the run-off coverage for the Discovery Period under the D&O Insurance such that coverage for a minimum of $5,000,000 is in place until October 1, 2005.

     8. Disclosure of Company Confidential Information. Without the prior written consent or authorization of the Company, the Consultant shall not disclose confidential information concerning the Company and the Company's business, including product designs, marketing plans or proposals, customer information, know-how, trademarks, trade names, trade practices, trade secrets, investment strategies, investment plans, business plans, financial condition, prospects, director or management discussions of Company business, and other proprietary information of the Company

     9. Non-Competition. During the term of this Agreement, the Consultant shall not, without the prior consent of the Company, directly or indirectly, engage in, or assist any other person to engage in, in any capacity (e.g. as an employee, consultant, partner, etc.), and whether or not for compensation, any activity that competes with any operating business being conducted by the Company in the United States.

     10. Remedies. The Consultant acknowledges that irreparable injury will result to the Company if the Consultant violates and continues to violate Sections 8 or 9 of this Agreement, and that the Company may not be adequately compensated therefore by money damages. The
Consultant hereby expressly agrees that the Company shall be entitled, in addition to damages and any other remedies provided by law, to an injunction or other equitable remedy respecting any such violation by the Consultant.

     11. Entire Agreement; Modification. This Agreement constitutes the full and complete understanding and agreement of the parties with respect to the services to be provided by the Consultant to the Company, and supersedes any prior understanding or agreement between the parties relating thereto, with the exception of the Surviving Sections of the Employment Agreement.

     12. Notices. To be effective, all notices, consents or other communications required or permitted hereunder shall be in writing. Mailed or telecopied communications shall be directed as follows unless written notice of a change of address or telecopier number has been given in writing in accordance with this Section:

   If to the Company:  Metalclad Corporation
                       Attn: Wayne W. Mills
                       800 Nicollet Mall, Suite 2690
                       Minneapolis, MN 55402
                       Telecopier No. (612) 338-7332

If to the Consultant:  Anthony C. Dabbene
                       26921 Magnolia Court
                       Laguna Hills, California  92653
                       Telecopier No. 949-367-9622

     13. Waiver. No waiver of any term, condition or covenant of this Agreement by a party shall be deemed to be a waiver of any subsequent breaches of the same or other terms, covenants or conditions hereof by such party.

     14. Construction. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective or valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     15. Governing Law. This Agreement shall be construed in accordance with the laws of the state of Delaware, without reference to conflicts of law principals or provisions.

     16. Arbitration. All disputes or claims arising out of or in any way relating to this Agreement, including disputes regarding the validity or enforceability of this arbitration provision, shall be submitted to and determined by final and binding arbitration under the rules of the American Arbitration Association. Arbitration proceedings may be initiated by the Company or the Consultant upon notice to the other and to the American Arbitration Association, and shall be conducted by three arbitrators under the rules of the American Arbitration Association in Orange County, California in the case of an arbitration initiated by the Company and in Minneapolis, Minnesota in the case of an arbitration initiated by the Consultant or in such other location agreed upon by the parties; provided, however, that the Company and the Consultant may agree following the giving of such notice to have the arbitration proceedings conducted with a single arbitrator. The notice must specify, in general, the issues to be resolved in any such proceeding. The arbitrators shall be selected by agreement of the Company and the Consultant from a list of ten or more arbitrators proposed to the Company and the Consultant by the American Arbitration Association, or may be persons not on such list as agreed to by the Company and the Consultant. If the Company and the Consultant fail to agree on one or more of the persons to serve as arbitrators within 15 days of delivery of the list as proposed by the American Arbitration Association, then at the request of the Company or the Consultant such arbitrators shall be selected at the discretion of the American Arbitration Association. Each party to the arbitration proceedings shall bear its own costs and its pro-rata share of its fees and expenses charged by the arbitrators and the American
Arbitration Association in connection with any arbitration proceeding. Notwithstanding the foregoing, nothing herein will prevent a party from seeking and obtaining equitable relief from a court of competent jurisdiction pending a final decision of the arbitrators and the proper filing of such decision with such court.

     17. Investment Representation. The Consultant represents that he is acquiring the Settlement Shares for his own account for investment without a view to the resale or other redistribution thereof, and that he is, and will be at the time he receives the Settlement Shares, an "accredited investor" as that term is defined under the Securities
Act of 1933, by reason, among the possibility of others, of his financial net worth or income.

     18. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute one instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Consulting Agreement effective as of the day and year first above written.

CONSULTANT                      METALCLAD CORPORATION


/S/Anthony C. Dabbene           /s/Bruce H. Haglund
---------------------------     ---------------------------
Anthony C. Dabbene              Bruce H. Haglund, Secretary


CONSULTING AGREEMENT

     THIS AGREEMENT is entered into as of the 13th day of February, 2002, by and between Metalclad Corporation, a Delaware corporation (hereinafter the "Company"), and Grant S. Kesler
(hereinafter the "the Consultant").

Recitals

     WHEREAS, the Consultant is a former officer, director, and employee of the Company knowledgeable with respect to all aspects of the Company's business;

     WHEREAS, the Company is desirous of obtaining the advice and counsel of the Consultant, and the Consultant is desirous of providing such advice and counsel, subject to the terms of this Agreement; and

     WHEREAS, the Company and the Consultant desire that this Agreement shall supersede the Amended and Restated
Employment Agreement between the Company and the Consultant dated January 1, 2002, a copy of which is attached hereto as Exhibit "A" (hereinafter referred to as the "Employment Agreement"), in its entirety, with the sole exception of Sections 7.1.3 ("Incentive Programs"), 7.1.4 ("Options"), and 10 ("Legal Defense") thereof
(the "Surviving Sections"), which sections shall survive the termination of the Employment Agreement and are incorporated by reference into this Agreement as set forth below;

Agreement

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Engagement of the Consultant/Duties. The Company hereby engages the Consultant as a consultant, and the Consultant hereby accepts the engagement, upon the terms and conditions hereinafter set forth. The Consultant shall make himself reasonably available to consult with and advise the Company with respect to the Company's business, including, but not limited to, (i) the litigation in which the Company is engaged as of the date of this Agreement, and related litigation in which the Company may become involved in the future that is based on a cause of action that arises prior to the date of this Agreement (collectively hereinafter referred to as the "Litigation"), and (ii) the Company's efforts to identify appropriate candidates for merger, acquisition, or similar transactions.

     2. Term. The term of this Agreement shall commence on February 14, 2002, and shall terminate at the close of business on February 13, 2004. The Surviving Sections shall survive the termination of this Agreement.

     3.  Consideration for Consulting; Termination of Employment
Agreement.

         3.1 The consideration for the Consultant's services rendered under this Agreement shall be the loan forgiveness as described in
Section 3.4 below.

         3.2 The parties acknowledge that prior to entering into this Agreement they agreed to the payment of $1,192,000.00 as the full and final settlement of the compensation payable under Section 7 of the Employment Agreement, payable on as follows: (i) $471,909.38 shall be withheld by the Company for payroll taxes, including $333,760.00 for Federal withholding taxes, $107,280.00 for California state taxes, $3,579.88 for Social Security taxes, $17,284.00 for Medicare taxes,
$172.50 for California state disability taxes, and $9,833.00 for contribution to the Consultant's 401(k) plan; (ii) the issuance of 140,000 restricted shares of the Company's common stock (the "Settlement Shares") to the Consultant valued at $2.57 per share or an aggregate of $359,800.00;
and (iii) a check in the amount of $360,290.62 paid to the Consultant, the receipt of which is hereby acknowledged. The Consultant agrees that he shall be responsible for any additional taxes on the compensation payable pursuant to this Section 3.2 not withheld by the Company as provided herein.

         3.3 The Company agrees to (i) make the payments referred to in Section 3.2 above when due, and (ii) upon execution of this Agreement promptly to instruct the Company's stock transfer agent to issue the Settlement Shares.

         3.4 The parties acknowledge that (i) in October 1994, the Company loaned certain funds to the Consultant to accommodate overseas financings requiring the pledge of the Consultant's privately owned shares of common stock of the Company, (ii) the loaned funds were used by the Consultant to make the stock freely available for the financing; and (iii) part of the loan was repaid in 1996. The parties agree that the balance of such loan, which totals $543,243 as of February 1, 2002, is to be forgiven as follows: one-third of the principal and one-third of the interest shall be forgiven upon the execution of this Agreement; one-third of the principal and one-third of the interest shall be forgiven on the first anniversary of this Agreement; and the balance of principal and interest shall be forgiven on the second anniversary of this Agreement.

         3.5 The parties agree that upon the payment in full by the Company of all of the compensation set forth in Section 3.2 above, the Employment Agreement shall be terminated except for the Surviving Sections, which are incorporated into this Agreement and remain in full force and effect. The parties agree that upon termination of the Employment Agreement as set forth herein, this Agreement, including the Surviving Sections of the Employment Agreement, shall supersede the Employment Agreement.

     4.  Reimbursement.  The Company shall reimburse the
Consultant for business expenses reasonably incurred by the Consultant in connection with the performance of the Consultant's services hereunder. Expenses shall be reimbursed to the Consultant within 15 days of the Consultant's submission of the Company's standard expense reimbursement form as supplied to the Consultant by the Company from time to time.

     5. Written Statement. If requested by the President of the Company, the Consultant shall submit a written statement to the President that briefly describes the nature of the services provided to the Company during the prior calendar month.

     6. Independent Contractor Status. The parties hereto agree that: (a) the Consultant shall not be considered an agent or employee of the Company for any purpose, but shall be an independent contractor; (b) the Consultant shall, at all times, defend and hold the Company harmless from any and all claims in any way arising out of anything done or omitted to be done by the Consultant or his agents or employees; and (c) the Consultant shall not be treated as an employee for purposes of employment taxes, income tax withholding and employee benefits.

     7.  Indemnification.

         7.1 The Consultant will indemnify and hold harmless the Company from any claim with respect to: (a) Worker's Compensation benefits payable on account of injury or death to the Consultant; and
(b) claims for bodily injury or death or property loss or damage sustained by the Consultant, unless caused in whole or in material part by the negligence, either active or passive, of the Company.

         7.2 The Company will defend, indemnify and hold harmless the Consultant from lawsuit brought or damages claimed by a third party against the Consultant for any contract, commitment, or obligation that the Company authorized the Consultant to enter into on the Company's behalf or for any action taken by the Consultant that was authorized by the Company.

         7.3 The Company shall fully indemnify the Consultant as provided in the Company's Certificate of Incorporation, its Bylaws, the resolutions adopted by the Company's Board on the date of this Agreement, and in the Delaware General Corporation Law in his capacity as a former officer and director of the Company.

         7.4 The Company agrees to maintain a policy or policies of insurance that provide(s) liability coverage to current and former officers and directors of the Company when acting in their respective capacities as officers or directors of the Company, through October 1, 2005, with liability limits, and containing terms and conditions, which are not substantially less favorable to such officers and directors as those contained in the Company's Directors & Officers Liability Insurance Policy Number 874-24-82 and Excess Directors & Officers Liability Insurance Policy Number ELU82759-01 (the "D&O Insurance") or, alternatively, to purchase the run-off coverage for the Discovery
Period under the D&O Insurance such that coverage for a minimum of $5,000,000 is in place until October 1, 2005.

     8.  Disclosure of Company Confidential Information.
Without the prior written consent or authorization of the Company, the Consultant shall not disclose confidential information concerning the Company and the Company's business, including product designs, marketing plans or proposals, customer information, know-how, trademarks, trade names, trade practices, trade secrets, investment strategies, investment plans, business plans, financial condition, prospects, director or management discussions of Company business, and other proprietary information of the Company

     9. Non-Competition. During the term of this Agreement, the Consultant shall not, without the prior consent of the Company, directly or indirectly, engage in, or assist any other person to engage in, in any capacity (e.g. as an employee, consultant, partner, etc.), and whether or not for compensation, any activity that competes with any operating business being conducted by the Company in the United States.

     10. Remedies. The Consultant acknowledges that irreparable injury will result to the Company if the Consultant violates and continues to violate Sections 8 or 9 of this Agreement, and that the Company may not be adequately compensated therefore by money damages. The Consultant hereby expressly agrees that the Company shall be entitled, in addition to damages and any other remedies provided by law, to an injunction or other equitable remedy respecting any such violation by the Consultant.

     11. Entire Agreement; Modification. This Agreement constitutes the full and complete understanding and agreement of the parties with respect to the services to be provided by the Consultant to the Company, and supersedes any prior understanding or agreement between the parties relating thereto, with the exception of the Surviving Sections of the Employment Agreement.

     12. Notices. To be effective, all notices, consents or other communications required or permitted hereunder shall be in writing. Mailed or telecopied communications shall be directed as follows unless written notice of a change of address or telecopier number has been given in writing in accordance with this Section:

   If to the Company:  Metalclad Corporation
                       Attn: Wayne W. Mills
                       800 Nicollet Mall, Suite 2690
                       Minneapolis, MN 55402
                       Telecopier No. (612) 338-7332

If to the Consultant:  Grant S. Kesler
                       3739 Brighton Point Drive
                       Salt Lake City, Utah  84121
                       Telecopier No. 801-943-8965

     13. Waiver. No waiver of any term, condition or covenant of this Agreement by a party shall be deemed to be a waiver of any subsequent breaches of the same or other terms, covenants or conditions hereof by such party.

     14. Construction. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective or valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     15. Governing Law. This Agreement shall be construed in accordance with the laws of the state of Delaware, without reference to conflicts of law principles or provisions.

     16. Arbitration. All disputes or claims arising out of or in any way relating to this Agreement, including disputes regarding the validity or enforceability of this arbitration provision, shall be submitted to and determined by final and binding arbitration under the rules of the American Arbitration Association. Arbitration proceedings may be initiated by the Company or the Consultant upon notice to the other and to the American Arbitration Association, and shall be conducted by three arbitrators under the rules of the American Arbitration Association in Orange County, California in the case of an arbitration initiated by the Company and in Minneapolis, Minnesota in the case of an arbitration initiated by the Consultant or in such other location agreed upon by the parties; provided, however, that the Company and the Consultant may agree following the giving of such notice to have the arbitration proceedings conducted with a single arbitrator.
The notice must specify, in general, the issues to be resolved in any such proceeding. The arbitrators shall be selected by agreement of the Company and the Consultant from a list of ten or more arbitrators proposed to the Company and the Consultant by the American
Arbitration Association, or may be persons not on such list as agreed to by the Company and the Consultant. If the Company and the Consultant fail to agree on one or more of the persons to serve as arbitrators within 15 days of delivery of the list as proposed by the American Arbitration Association, then at the request of the Company or the Consultant such arbitrators shall be selected at the discretion of the American Arbitration Association. Each party to the arbitration proceedings shall bear its own costs and its pro-rata share of its fees and expenses charged by the arbitrators and the American Arbitration Association in connection with any arbitration proceeding. Notwithstanding the foregoing, nothing herein will prevent a party from seeking and obtaining equitable relief from a court of competent jurisdiction pending a final decision of the arbitrators and the proper filing of such decision with such court.

     17. Access to Documents.  The Company and the
Consultant acknowledge that the Consultant has an academic interest in certain documents that relate to the NAFTA litigation in which the Company was involved. The Company agrees to give the Consultant permission to make one copy of all legal pleadings and exhibits used in the NAFTA litigation. The
Company also agrees that all remaining documents are to be stored at the warehouse of the Company's subsidiary in Anaheim, California and made available to Executive as reasonably requested during the term of this Agreement.

     18. Investment Representation. The Consultant represents that he is acquiring the Settlement Shares for his own account for investment without a view to the resale or other redistribution thereof, and that he is, and will be at the time he receives the Settlement Shares, an "accredited investor" as that term is defined under the Securities
Act of 1933, by reason, among the possibility of others, of his financial net worth or income.

     19. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute one instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Consulting Agreement effective as of the day and year first above written.

CONSULTANT                       METALCLAD CORPORATION

/s/Grant S. Kesler               /s/Bruce H. Haglund
----------------------------     -----------------------------
Grant S. Kesler                  Bruce H. Haglund, Secretary




AMENDED AND RESTATED BYLAWS
                              OF
                   METALCLAD CORPORATION
                  a Delaware corporation

                          ARTICLE I
                          OFFICERS

     Section 1.1  Registered Office.  The registered office of
Metalclad Corporation (hereinafter called the "Corporation") shall be at such place in the State of Delaware as shall be designated by the Board of Directors (the "Board").

     Section 1.2 The principal office for the transaction of the business of the Corporation shall be at such place as may be established by the Board. The Board is granted full power and authority to change said principal office from one location to another.

     Section 1.3 The Corporation may also have an office or offices at such other places, either within or without the State of Delaware, as the Board may from time to time designate or the business of the Corporation may require.

                         ARTICLE II
                 MEETINGS OF STOCKHOLDERS

     Section 2.1 Time and Place of Meetings. Meetings of stockholders shall be held at such time and place, within or without the State of Delaware, as determined by the Board, and shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

     Section 2.2 Annual Meetings. Annual meetings of the stockholders of the Corporation for the purpose of electing directors and for the transaction of such other proper business as may come before such meetings may be held at such time, date and place as the Board shall determine by resolution.

     Section 2.3 Special Meetings. Special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time by the Board, or by a committee of the Board that has been duly designated by the Board and whose powers and authority, as provided in a resolution of the Board or in the Bylaws of the Corporation, include the power to call such meetings, and shall be called by the President or Secretary at the request in writing by the Board, but such special meetings may not be called by any other person or persons. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

     Section 2.4 Stockholder Lists. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting or at the place of the meeting, and the list shall also be available at the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

     Section 2.5 Notice of Meetings. Written notice of each meeting of stockholders, whether annual or special, stating the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which such meeting has been called, shall be given to each stockholder of record entitled to vote at such meeting not less than 10 nor more than 60 days before the date of the meeting. Except as otherwise expressly required by law, notice of any adjourned meeting of the stockholders need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken.

     Section 2.6 Whenever any notice is required to be given under the provisions of the statutes or of the Certificate of Incorporation or of these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto. Notice of any meeting of stockholders shall be deemed waived by any stockholder who shall attend such meeting in person or by proxy, except a stockholder who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

     Section 2.6 Quorum. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum for holding all meetings of stockholders, except as otherwise provided by applicable law or by the Certificate of Incorporation; provided, however, that the stockholders present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

     Section 2.7 Adjournment. The Chairman of any meeting of the stockholders, annual or special, shall have power to adjourn any such meeting, from time to time, without notice other than announcement at such meeting. At such adjourned meeting, any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     Section 2.8 Voting. In all matters, when a quorum is present at any meeting, the vote of the holders of a majority of the capital stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of applicable law, these Bylaws or the Certificate of Incorporation, a different vote is required in which case such express provision shall govern and control the decision of such question. Such vote may be viva voce or by written ballot; provided, however, that the Board may, in its discretion, require a written ballot for any vote, and further provided that all elections for directors must be by written ballot upon demand made by a stockholder at any election and before the voting begins.

Unless otherwise provided in the Certificate of Incorporation, each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder.

      Section 2.9 Cumulative Voting. Every stockholder entitled to vote at any election for directors of the Corporation may cumulate such holder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which such holder's shares are entitled, or distribute such holder's votes on the same principle among as many candidates as such holder deems appropriate. The candidates receiving the highest number of votes shall be elected, up to the number of directors to be elected.

     Section 2.10 Proxies. Each stockholder entitled to vote at a meeting of stockholders may authorize in writing another person or persons to act for such holder by proxy, but no proxy shall be voted or acted upon after three years from its date, unless the person executing the proxy specifies therein a longer period of time for which it is to continue in force.

     Section 2.11 Inspectors of Election. The Corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation or the Chairman of the meeting shall appoint one or more alternate inspectors to replace any inspector who fails to act. Each inspector, before undertaking his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector shall ascertain the number of shares outstanding and the voting power of each, determine the shares represented at the meeting and the validity of the proxies and ballots, count all votes and ballots, determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors and certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The inspector shall perform his or her duties and shall make all determinations in accordance with the Delaware General Corporation Law including, without limitation, Section 231 of the Delaware General Corporation Law.

The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting. No ballot, proxies or votes, nor revocations thereof or changes thereto, shall be accepted by the inspectors after the closing of the polls unless the Court of Chancery upon application by a stockholder shall determine otherwise.

The appointment of inspectors of election shall be in the discretion of the Board until such time as the Corporation has a class of voting stock that is (i) listed on a national securities exchange,
(ii) authorized for quotation on an interdealer quotation system of a registered national securities association, or (iii) held of record by more than 2,000 stockholders, at which time appointment of inspectors shall be obligatory.

     Section 2.12 Action Without a Meeting. Subject to the requirements of Sections 2.13, 2.14 and 2.15, any action which may be taken at any annual or special meeting of the stockholders, may be taken without a meeting, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

     Section 2.13  Record Date for Action by Written Consent.
In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Secretary, request the Board to fix a record date. The Board shall promptly, but in all events within 10 days after the date on which such a request is received, adopt a resolution fixing the record date (unless a record date has previously been fixed by the Board pursuant to the first sentence of this Section 2.13). If no record date has been fixed by the Board pursuant to the first sentence of this Section 2.13 or otherwise within 10 days of the date on which such a request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or to any officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery shall be by hand or by certified or registered mail, return receipt requested.
If no record date has been fixed by the Board pursuant to the first sentence of this Section 2.13, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting if prior action by the Board is required by law shall be at the close of business on the date on which the Board adopts the resolution taking such prior action.

     Section 2.14 Inspectors of Written Consent. In the event of the delivery, in the manner provided by Section 2.13, to the Corporation of written consent or consents to take corporate action and/or any related revocation or revocations, the Corporation shall engage independent inspectors of elections for the purpose of performing promptly a ministerial review of the validity of the consents and revocations. For the purpose of permitting the inspectors to perform such review, no action by written consent without a meeting shall be effective until such date as the independent inspectors certify to the Corporation that the consents delivered to the Corporation in accordance with Section 2.13 represent at least the minimum number of votes that would be necessary to take the corporate action. Nothing contained in this Section 2.14 shall in any way be construed to suggest or imply that the Board or any stockholder shall not be entitled to contest the validity of any consent or revocation thereof, whether before or after such certification by the independent inspectors, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

     Section 2.15 Effectiveness of Written Consent. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated written consent received in accordance with
Section 2.13, a written consent or consents signed by a sufficient number of holders to take such action are delivered to the corporation in the manner prescribed in Section 2.13.

                         ARTICLE III
                          DIRECTORS

     Section 3.1 Powers. The Board shall have the power to manage or direct the management of the property, business and affairs of the Corporation, and except as expressly limited by law, to exercise all of its corporate powers. The Board may establish procedures and rules, or may authorize the Chairman of any meeting of stockholders to establish procedures and rules, for the fair and orderly conduct of any meeting including, without limitation, registration of the stockholders attending the meeting, adoption of an agenda, establishing the order of business at the meeting, recessing and adjourning the meeting for the purposes of tabulating any votes and receiving the results thereof, the timing of the opening and closing of the polls, and the physical layout of the facilities for the meeting.

     Section 3.2  Number, Election, Tenure and Qualification.
The authorized number of directors of the Corporation shall be not less than three and not more than seven as determined by resolution of the Board. No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires. Until otherwise determined by resolution of the Board, the Board shall consist of seven directors. At all times, at least three of the directors shall each
(a) be a person who is not an officer or employee of the Corporation or its subsidiaries, and (b) not be a person that is an affiliate (as defined in Rule 12b-2 of the Securities Act of 1933, as amended) or associate (as defined in Rule 14a-1(a)(3) of Regulation 14A of the Securities and Exchange Act of 1934, as amended) of any member of the Board or any officer of the Corporation. Directors shall be elected at the annual meeting of stockholders and each director shall serve until such director's successor is elected and qualified or until such director's death, retirement, resignation or removal.

     Section 3.3  Vacancies and Newly Created Directorships.
Any newly created directorship resulting from an increase in the number of directors may be filled by a majority of the Board then in office, provided that a quorum is present, and any other vacancy on the Board may be filled by the vote of a majority of the directors then in office plus one director, even if less than a quorum, or by a sole remaining director or by two directors if there are only two directors.

     Section 3.4 Meetings. The Board may hold meetings, both regular and special, either within or outside the State of Delaware.

     Section 3.5 Annual Meeting. The Board shall meet as soon as practicable after each annual election of directors.

     Section 3.6  Regular Meetings.  Regular meetings of the
Board shall be held without call or notice at such time and place as shall from time to time be determined by resolution of the Board.

     Section 3.7 Special Meetings. Special meetings of the Board may be called at any time, and for any purpose permitted by law, by the Chairman of the Board (or, if the Board does not appoint a Chairman of the Board, the President), or by the Secretary on the written request of any two members of the Board unless the Board consists of only one director in which case the special meeting shall be called on the written request of the sole director, which meetings shall be held at the time and place designated by the person or persons calling the meeting. Notice of the time, place and purpose of any such meeting shall be given to the directors by the Secretary, or in case of the Secretary's absence, refusal or inability to act, by any other officer. Any such notice may be given by mail, by telegraph, by telephone, by personal service, or by any combination thereof as to different directors.
If the notice is by mail, then it shall be mailed by U.S Post Office or commercial express mail service by overnight delivery, postage pre-paid, for delivery at least 72 hours before the time of the meeting; if by facsimile transmission, at least 48 hours before the time of the meeting; if by telephone or by personal service, communicated or delivered at least 48 hours before the time of the meeting.

     Section 3.8 Quorum; Voting. At all meetings of the Board, a majority of the whole board shall be necessary and sufficient to constitute a quorum for the transaction of business, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board, except as may be otherwise specifically provided by applicable law or by the Certificate of Incorporation or by these Bylaws. Any meeting of the Board may be adjourned to meet again at a stated day and hour. Even though a quorum is not present, as required in this Section, a majority of the directors present at any meeting of the Board, either regular or special, may adjourn from time to time until a quorum be had. Notice of any adjourned meeting must be given. Notwithstanding the foregoing, the affirmative vote of a majority of the Board of Directors plus one director shall be required for the Board to take any action to enter into a transaction involving:

            (i)  the issuance of any equity securities of the Company;
           (ii) the election and compensation of the officers of the Company;
          (iii) any expenditure or contractual obligation in excess of $500,000;
           (iv)  any merger or other form of reorganization;
            (v) the approval of any action that also requires the approval of the stockholders or the outstanding shares of the Company;
           (vi) the creation of any committees of the Board of Directors;
          (vii) the filling of vacancies on the Board of Directors or any committee of the Board of Directors, except that vacancies on the Board of Directors may be filled by a sole remaining director or by two directors if there are only two directors as provided in Section 3.3;
(viii) the amendment or repeal of the Bylaws or the adoption of new Bylaws; and
           (ix) a distribution to the stockholders of the Company with respect to shares owned.

     Section 3.9 Fees and Compensation. Each director and each member of a committee of the Board shall receive such fees and reimbursement of expenses incurred on behalf of the Corporation or in attending meetings as the Board may from time to time determine. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefore.

     Section 3.10  Meetings by Telephonic Communication.
Members of the Board or any committee thereof may participate in a regular or special meeting of such Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this Section shall constitute presence in person at such meeting.

     Section 3.11 Committees. The Board may, in its discretion, designate committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Upon the absence or disqualification of a member of a committee, if the Board has not designated one or more alternates (or if such alternate(s) are then absent or disqualified), the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member or alternate. Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority in reference to: (a) amending the Certificate of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board as provided in Section 151(a) of the Delaware General Corporation Law fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series); (b) adopting an agreement of merger or consolidation under Section 251 or 252 of the Delaware
General Corporation Law; (c) recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets; (d) recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution; or (e) amending the Bylaws of the Corporation. Unless the resolution appointing such committee or the Certificate of Incorporation expressly so provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock or to adopt a certificate of ownership and merger pursuant to Section 253 of the Delaware General
Corporation Law. Each committee shall have such name as may be determined from time to time by resolution adopted by the Board. Each committee shall keep minutes of its meetings and report to the Board when required.

     Section 3.12 Action Without Meetings. Unless otherwise restricted by applicable law or by the Certificate of Incorporation or by these Bylaws, any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if all members of the Board or of such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of the Board or committee.

     Section 3.13 Removal. The entire Board or any individual director may be removed from office by a vote of stockholders holding a majority of the outstanding shares entitled to vote at an election of directors; provided, however, if less than the entire Board is to be removed, no director may be removed without cause if the votes cast against such removal would be sufficient to elect such director if then cumulatively voted at an election of the entire Board of Directors.

                          ARTICLE IV
                           OFFICERS

     Section 4.1 Appointment and Salaries. The officers of the Corporation shall be appointed by the Board and shall be a President, a Secretary and a Treasurer. The Board may also appoint a Chairman of the Board and one or more Vice Presidents and the Board or the President may appoint such other officers (including Assistant Secretaries and Financial Officers) as the Board or the President may deem necessary or desirable. The officers shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board. The Board shall fix the salaries of all officers appointed by it. Unless prohibited by applicable law or by the Certificate of Incorporation or by these Bylaws, one person may be elected or appointed to serve in more than one official capacity. Any vacancy occurring in any office of the Corporation shall be filled by the Board.

     Section 4.2 Removal and Resignation. Any officer may be removed, either with or without cause, by the Board or, in the case of an officer not appointed by the Board, by the President. Any officer may resign at any time by giving notice to the Board, the President or Secretary. Any such resignation shall take effect at the date of receipt of such notice or at any later time specified therein and, unless otherwise specified in such notice, the acceptance of the resignation shall not be necessary to make it effective.

     Section 4.3 Chairman of the Board. The Board may, at its election, appoint a Chairman of the Board. If such an officer be elected, he or she shall, if present, preside at all meetings of the stockholders and of the Board and shall have such other powers and duties as may from time to time be assigned to him or her by the Board.

     Section 4.4 Chief Executive Officer. The Chief Executive officer shall have general and active management, supervision, direction, and control of the business of the Corporation. He or she shall assist the Chairman of the Board in the management of the Corporation, and in the absence or disability of or upon the delegation by the Chairman of the Board, he or she shall preside at all meetings of stockholders and of the Board. He or she shall report from time to time to the Board all matters within his or her knowledge which the interest of the Corporation may require to be brought to the attention of the Board. The Chief Executive Officer shall have the general powers and duties of supervision and management usually vested in the office of President of a Corporation and shall exercise such powers and perform such duties as generally pertain or are necessarily incidental to his or her office and shall have such other powers and perform such other duties as may be specifically assigned to him or her from time to time by the Board or the Chairman of the Board.

     Section 4.5 President. Subject to such powers, if any, as may be given by the Board to the Chairman of the Board or the Chief Executive Officer, if there are such officers, the President shall have supervising authority over and may exercise general executive powers concerning all of the operations and business of the Corporation, with the authority from time to time to delegate to other officers such executive and other powers and duties as he or she may deem advisable. The President shall also perform such duties as may be specifically assigned to him or her from time to time by the Board, the Chairman of the Board, or the Chief Executive Officer. If there be no Chairman of the Board or Chief Executive Officer, or in their absence, the President shall preside at all meetings of the stockholders and of the Board, unless the Board appoints another person who need not be a stockholder, officer or director of the Corporation, to preside at a meeting of stockholders.

     Section 4.6 Vice President. In the absence of the President, or in the event of the President's inability or refusal to act, the Vice President, if any, (or if there be more than one Vice President, the Vice Presidents in the order of their rank or, if of equal rank, then in the order designated by the Board or the President or, in the absence of any designation, then in the order of their appointment) shall perform the duties of the President and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. The rank of Vice Presidents in descending order shall be Executive Vice President, Senior Vice President and Vice President. The Vice President shall perform such other duties and have such other powers as the Board may from time to time prescribe.

     Section 4.7 Secretary and Assistant Secretary. The Secretary shall attend all meetings of the Board (unless the Board shall otherwise determine) and all meetings of the stockholders and record all the proceedings of the meetings of the Corporation and of the Board in a book to be kept for that purpose and shall perform like duties for the committees when required. The Secretary shall give, or cause to be given, notice of all meetings of stockholders and special meetings of the Board. The Secretary shall have custody of the corporate seal of the Corporation and shall (as well as any Assistant Secretary) have authority to affix the same to any instrument requiring it and to attest it. The Secretary shall perform such other duties and have such other powers as the Board or the President may from time to time prescribe.

     Section 4.8 Treasurer. The Treasurer (who may also be referred to as the Chief Financial Officer) shall have custody of the corporate funds and securities and shall keep full and accu rate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all monies and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board. The Treasurer may disburse the funds of the Corporation as may be ordered by the Board or the President, taking proper vouchers for such disbursements, and shall render to the Board at its regular meetings, or when the Board so requires, an account of transactions and of the financial condition of the Corporation. The Treasurer shall perform such other duties and have such other powers as the Board or the President may from time to time prescribe.

     Section 4.9 Assistant Officers. An assistant officer shall, in the absence of the officer to whom such person is an assistant or in the event of such officer's inability or refusal to act (or, if there be more than one such assistant officer, the assistant officers in the order designated by the Board or the President or, in the absence of any designation, then in the order of their appointment), perform the duties and exercise the powers of such officer. An assistant officer shall perform such other duties and have such other powers as the Board or the President may from time to time prescribe.

                          ARTICLE V
                             SEAL

It shall not be necessary to the validity of any instrument executed by any authorized officer or officers of the Corporation that the execution of such instrument be evidenced by the corporate seal, and all documents, instruments, contracts and writings of all kinds signed on behalf of the Corporation by any authorized officer or officers shall be as effectual and binding on the Corporation without the corporate seal, as if the execution of the same had been evidenced by affixing the corporate seal thereto. The Board may give general authority to any officer to affix the seal of the Corporation and to attest the affixing by signature.

                         ARTICLE VI
                FORM OF STOCK CERTIFICATE

Every holder of stock in the Corporation shall be entitled to have a certificate signed by, or in the name of, the Corporation by the Chairman or Vice-Chairman of the Board, if any, or by the President or a Vice-President, and by the Treasurer or a Financial Officer, or the Secretary or an Assistant Secretary certifying the number of shares owned in the Corporation. Any or all of the signatures on the certificate may be a facsimile signature. If any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of the issuance.

If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualification, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to r epresent such class or series of stock. Except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

                        ARTICLE VII
     REPRESENTATION OF SHARES OF OTHER CORPORATIONS

Any and all shares of any other corporation or corporations standing in the name of the Corporation shall be voted, and all rights incident thereto shall be represented and exercised on behalf of the Corporation, as follows: (i) as the Board of the Corporation may determine from time to time, or (ii) in the absence of such determination, by the Chairman of the Board, or (iii) if the Chairman of the Board shall not vote or otherwise act with respect to the shares, by the President. The foregoing authority may be exercised either by any such officer in person or by any other person authorized so to do by proxy or power of attorney duly executed by said officer.

                        ARTICLE VIII
           LOST, STOLEN OR DESTROYED CERTIFICATES

The Board may direct a new certificate or certificates be issued in place of any certificate theretofore issued alleged to have been lost, stolen or destroyed, upon the making of an affidavit of the fact by the person claiming the certificate to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board may, in its discretion and as a condition precedent to the issuance, require the owner of such certificate or certificates, or such person's legal representative, to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the lost, stolen or destroyed certificate.

                          ARTICLE IX
                          RECORD DATE

The Board may fix in advance a date, which shall not be more than 60 days nor less than 10 days preceding the date of any meeting of stockholders, nor more than 60 days prior to any other action, as a record date for the determination of stockholders entitled to notice of or to vote at any such meeting and any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise the rights in respect of any change, conversion or exchange of stock, and in such case such stockholders, and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting and any adjournment thereof, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid.

                          ARTICLE X
                  REGISTERED STOCKHOLDERS

The Corporation shall be entitled to treat the holder of record of any share or shares of stock of the Corporation as the holder in fact thereof and shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, except as expressly provided by applicable law.

                         ARTICLE XI
                         FISCAL YEAR

The Corporation shall operate on a fiscal year ending on December 31 or as shall otherwise be determined by resolution of the Board.

                        ARTICLE XII
                         AMENDMENTS

Subject to any contrary or limiting provisions contained in the Certificate of Incorporation, these Bylaws may be amended or repealed, or new Bylaws may be adopted by the Board at any regular or special meeting.

                        ARTICLE XIII
                         DIVIDENDS

     Section 13.1 Declaration. Dividends on the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board at any regular or special meeting, pursuant to law, and may be paid in cash, in property or in shares of capital stock.

     Section 13.2  Set Aside Funds.  Before payment of any
dividend, there may be set aside out of any funds of the Corporation available for dividends such sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the directors shall determine to be in the best interest of the Corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

                         ARTICLE XIV
                 INDEMNIFICATION AND INSURANCE

     Section 14.1 Right to Indemnification. Each person who was or is a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action or inaction in an official capacity or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the laws of Delaware, as the same exist or may hereafter be amended, against all costs, charges, expenses, liabilities and losses (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith, and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board.
The right to indemnification conferred in this Article shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Delaware General Corporation Law requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Section or otherwise. The Corporation may, by action of the Board, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

     Section 14.2  Right of Claimant to Bring Suit.  If a claim under
Section 14.1 of this Article is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim.
It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has failed to meet a standard of conduct which makes it permissible under Delaware law for the Corporation to indemnify the claimant for the amount claimed. Neither the failure of the Corporation (including its Board, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is permissible in the circumstances because he or she has met such standard of conduct, nor an actual determination by the Corporation
(including its Board, independent legal counsel, or its stockholders) that the claimant has not met such standard of conduct, shall be a defense to the action or create a presumption that the claimant has failed to meet such standard of conduct.

     Section 14.3 Non-Exclusivity of Rights. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

     Section 14.4 Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under Delaware law.

     Section 14.5 Expenses as a Witness. To the extent that any director, officer, employee or agent of the Corporation is by reason of such position, or a position with another entity at the request of the Corporation, a witness in any action, suit or proceeding, he or she shall be indemnified against all costs and expenses actually and reasonably incurred by him or her or on his or her behalf in connection therewith.

     Section 14.6  Indemnity Agreements.  The Corporation
may enter into agreements with any director, officer, employee or agent of the Corporation providing for indemnification to the full extent permitted by Delaware law.



                   CERTIFICATE OF SECRETARY
                             OF
                     METALCLAD CORPORATION,
                     a Delaware corporation


I hereby certify that I am the duly elected and acting Secretary of Metalclad Corporation, a Delaware corporation, and that the foregoing Amended and Restated Bylaws, comprising 20 pages, constitute the Amended and Restated Bylaws of said corporation as duly adopted by the Board of Directors on February 12, 2002.

                                    /s/Bruce H. Haglund
                                    ---------------------------
                                    Bruce H. Haglund, Secretary